Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2002 of Nanogen, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Howard C. Birndorf, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) or § 78o(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 28, 2003	/s/ HOWARD C. BIRDNORF
Howard C. Birndorf
Chief Executive Officer

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2002 of Nanogen, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerard A. Wills, Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) or § 78o(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 28, 2003	/s/ GERARD A. WILLS
Gerard A. Wills
Vice President, Chief Financial Officer and Treasurer